Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECURITIES EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a) AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James J. Peterson, certify that:

1. I have reviewed this annual report on Form 10-K/A of Microsemi Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: July 30, 2010

/s/ James J. Peterson
James J. Peterson
President and Chief Executive Officer